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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 28, 2001, included in CSG Systems International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.


                                            /s/ ARTHUR ANDERSEN LLP


Omaha, Nebraska
January 28, 2002